

Sino Green Land Corporation

Investor Presentation – September 2009







Safe Harbor

This presentation may contain forward-looking statements. Such statements include, among others, those concerning the company's expected financial performance and strategic and operational plans, as well as all assumptions, expectations, predictions, intentions or beliefs about future events. Readers are cautioned that any such forward-looking statements are not guarantees of future performance and that a number of risks and uncertainties could cause actual results of the Company to differ materially from those anticipated, expressed or implied in the forward-looking statements. The words "believe," "expect," "anticipate," "project," "targets," "optimistic," "intend," "aim," "will" or similar expressions are intended to identify forward-looking statements. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. Risks and uncertainties that could cause actual results to differ materially from those anticipated include risks related to the company's ability to overcome competition in its market; the impact that a downturn or negative changes in the price of the company's products could have on its business and profitability; the company's ability to simultaneously fund the implementation of its business plan and invest in new projects; economic, political, regulatory, legal and foreign exchange risks associated with international expansion; or the loss of key members of the company's senior management; any of the factors and risks mentioned in the "Risk Factors" sections of the Company's amended current report on Form 8-K/A filed on April 24, 2009. The Company assumes no obligation, and does not intend, to update any forward-looking statements, except as required by law.

Investment Highlights

- ✓ Innovative distribution model that addresses highly fragmented farmer's market and increasing demand for premium foods
- ✓ Efficient and scalable platform for the distribution of high-end fruits and vegetables
- ✓ Established foothold and entry into new food categories
- ✓ Experienced management team with proven track records in agriculture and distribution
- ✓ Three year revenue CAGR 70%+ with revenue of $73.6 million and net income of $4.6 million in 2008

Market Overview

- Fruit orchards in mainland China are typically very small (1/2 acre each)
- Most distributors operate on an ad-hoc basis
  - Buy fruits from individual orchard farmers
  - No assurance of supply, quality or timing
- Large retailers are forced to deal with agents to secure their supply
- <u>Distribution channels for China's agricultural products are under-developed</u>

About Sino Green Land

- Sale and distribution of high end fruits and vegetables in China through co-operative arrangements with farmers
- Currently distribute products in two key markets:
  - The Guangzhou YunCheng wholesale market
  - The Beijing Xinfadi wholesale market
- Focus on high end products that include:
  - Fuji apples
  - Emperor bananas
  - Tangerine oranges
- Intensive cooperation with China's Ministry of Agriculture and local municipal governments and supported by them.

Co-operative Model

- Lock in supply by providing an outlet for produce



Co-op Association
Guaranteed supply
Coordination with farmers
Sino Green Land
Wholesale
Retail
Export

Co-op Advantage to Farmers

- Stable demand for harvests
- Technology support provided by Sino Green Land
  - New fruit species
  - Technology to increase yield, i.e. grafting techniques
  - Eco-friendly and human safe pesticide & fertilizers
- Greater income stability



Products and Plantation Bases


Shaanxi Apples Base
Guangxi Tangerine Base
Guangdong Emperor Banana Base

Shaanxi Base	Fuji Apple	7,954 Acres
Guangdong Base	Emperor Banana	1,453 Acres
Guangxi Base	Tangerine	1,283 Acres
Total		**10,690 Acres**

Fuji Apple

- High popularity in China due to crispness and taste
- Long storage period (365 days) and easy to transport
- One of the most highly consumed fruits in China
- Annual output of Fuji apples in China was 18 million tons in 2008




Emperor Banana

- Originates from Thailand and is new to China
- Can only be cultivated in 2 provinces in China
  - Unique method of cultivating that takes 3 months for the seedlings to mature
- Prices at 2 to 2.5x normal banana price





Tangerine Orange

- Created by grafting a Japanese tangerine tree onto an orange tree stem
- Numerous desirable characteristics:
  - Approx. 2.5 x higher yield than a regular orange tree
  - Sweeter juice than oranges and meatier body than Tangerine
- Long storage period (90 days) and well suited for transportation





Wholesale Distribution

- Currently distribute through two wholesale markets:
  - Guangzhou Yuncheng (annual turnover of fruits is 1 million tons)
  - Beijing Xinfadi (annual turnover of fruits and vegetables is 2.8 million tons)



Guangzhou



Beijing

- Ability to leverage wholesale channels by distributing additional premium fruits and vegetables
- Over 70% of China's agriculture products, including fruits and vegetables, are distributed through wholesale markets

Retail Strategy

- Plan to supply fruits directly to large super market chains
- Large and stable supply enables entry into long term contracts with retailers
  - By-passing traditional agent based supply chain
- Active discussions with retail partners
- Gross margins for retail fruit business are approximately double wholesale





Export Strategy

- Plans to establish a sorting and packaging facility
  - Allows fruits to be separated according to size (grades)
- Export the highest grade crops for better margins
  - Continue to sell medium grade fruits to the wholesale markets
- Target export markets include Indonesia, Hong Kong, Canada, Malaysia and Australia



About Green Foods

- Green Foods are healthy and environmentally friendly foods
  - Standards set by China's Ministry of Agriculture
  - Price points are 20-30% higher than conventional produce
  - In the past 5 years, green food exports increased at over 40% CAGR
  - Recognized by over 40+ trade partner countries
- China's Ministry of Agriculture is committed to increasing the availability of environmentally friendly and healthy food
  - Provides support to agricultural companies through its subsidiary, the China Green Food Association
  - China's Ministry of Agriculture has invested significant capital since 1990 to create official green food standards

Green Food Strategy

- Sino Green Land is a council member of the China Green Food Association
  - Over 6,000 association members have reached the Green Food standards
  - Includes over 17,000 food items
  - Represents 5% of total agricultural output in China in 2007
- Uniquely positioned to distribute green food products for association members
- New source of high margin revenue beginning in the first half of fiscal 2010

Competitive Advantages

- Guaranteed and stable agricultural supply
- Strong wholesale distribution network
- High quality product and trusted brand
- Strong support from China's Ministry of Agriculture and municipal governments
- Council membership in China's Green Food Association
- Patented and efficient production line processes

Growth Strategy

- Expand plantation areas by securing co-operative agreements on additional orchards
  - Increase production of higher margin bananas and tangerine orange
  - Introduce new higher margin premium crops
- Increase share in existing wholesale markets, and add 2 new wholesale markets per year
- Expand higher margin direct retail and end-user customers
- Exports of higher margin premium fruits
- Launch of Green Food products in 2010

H1 Financial Highlights



Revenue (millions)
$50
$40
$30
$20
$10
$-
H1 '08
H1 '09



Gross Profit (millions)
$5.0
$4.0
$3.0
$2.0
$1.0
$-
H1 '08
H1 '09



Net Income (millions)
$2.5
$2.0
$1.5
$1.0
$0.5
$-
H1 '08
H1 '09

- Revenue increased 34% to $40.3 million for the six months ended June 30, 2009
- Gross profit was $4.5 million compared to $3.6 million for the same period last year
- Gross margin was approximately 11.2% vs 11.9% last year
  - Reflects pre-payment of sales commissions in H1 2009 which were not pre-paid in H1 2008
- Net income was $1.9 million, compared to net income of $2.4 million for the same period last year
  - Net income reflected new public company expenses and $0.8 million of one-time expenses related to the reverse merger

Financial Results



$80.0
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
($ millions)
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
2005
2006
2007
2008
H1 2008
H1 2009*
Revenue
Net Income

*Adjusted net income - excludes approx. $800K of one-time reverse merger related expenses; 2009 also includes public company expenses not incurred in 2008

Revenue Composition


10%
2%
8%
80%
2007
Fuji Apple
Emperor Banana
Tangerine
Others
5.5%
0.5%
7.0%
87.0%
2008
7%
1%
8%
84%
H1 2009

Target Business Model

	2008	Near-term	3-5 Years
Revenue	$ 73.6M	$150M	$300M
Gross Margin	11%	15%	18%
EBITDA Margin	6.9%	11.0%	14.0%

- Target revenue of $300 million within 5 years
- Highly scalable business model enabling rapid organic growth
- Margin expansion from retail distribution, end-user customers, exports and launch of Green Food products
- No long-term debt

Solid Balance Sheet

	Jun-09	Dec-08
ASSETS		
Cash	$ 627,605	$ 544,860
Total current assets	1,929,805	1,670,934
Long-Term Prepayments	18,891,915	16,258,707
Total assets	$ 20,921,561	$ 18,069,406
LIABILITIES		
Total current liabilities	3,108,846	2,029,300
Long-term debt	-	-
Total Liabilities	3,108,846	2,029,300
TOTAL SHAREHOLDER'S EQUITY	**17,812,716**	**16,040,107**

Capital Structure

- Common shares outstanding: 104.9 M
- Common shares underlying preferred stock: 11.4 M
- Common shares underlying options & warrants: 61.9 M

- Total potential shares outstanding: 178.2 M

- The company has investor options & warrants outstanding to purchase:

Underlying Shares	Exercise Price	Expiration	Option/Warrant	Cash Proceeds
11,363,636	$0.088	February 2010	Option	$1,000,000
6,500,000	$0.12	August 2010	Option	$780,000
10,145,454	$0.11	August 2011	Warrant	$1,116,000
5,200,000	$0.15	August 2011	Warrant	$780,000
8,666,666	$0.15	August 2011	Warrant	$1,300,000
10,000,000*	$0.14	August 2014	Warrant	$1,400,000
10,000,000*	$0.25	August 2014	Warrant	$2,500,000

*** Exercise of options and warrants would generate <u>$8.9 million</u> for the company**

Senior Management Team

- **Mr. Fong Yiu Ming, Anson (Founder & Chairman)**
  - Sales Director at Vincent Honour Ltd. responsible for China Trade (1986)
  - Executive Director and COO of Heng Tai Consumables Group Ltd (2001)
  - Over 20 years of experience in consumer product industry
- **Mr. CM Leung (Chief Executive Officer)**
  - Over 25 years of experience in business management and development
  - Worked as Director of Corporate Sales of CDS / FedEx Hong Kong and China
  - Over 15 years of experience in supply chain management in USA & China.
- **Mr. Luo Xiong, Henry (Chief Operation Officer)**
  - Founder and Executive Director
  - Graduated from Guangdong Maoming Agricultural University
  - Managing Director at China Environmental Protection Industry Ltd.
  - Over 10 years of experience in agricultural and environment protection industry
- **Ms. Mary Ma (Chief Financial Officer)**
  - Extensive experience in corporate finance and US GAAP
  - Finance manager at Germany Lufthansa Group from 2002 to 2003
  - Manager of corporate finance and audit division for China Motion
- **Jeremy Goodwin (Independent Director)**
  - Extensive experience in finance advising multi-national and Asian companies
  - Managing Partner of 3G Capital Partners, a corporate finance advisory firm
  - Former VP of Global Capital Group Enterprises

Investment Highlights

- ✓ Innovative distribution model that addresses highly fragmented farmer's market and increasing demand for premium foods
- ✓ Efficient and scalable platform for the distribution of high-end fruits and vegetables
- ✓ Established foothold and entry into new food categories
- ✓ Experienced management team with proven track records in agriculture and distribution
- ✓ Three year revenue CAGR 70%+ with revenue of $73.6 million and net income of $4.6 million in 2008

Appendix: Company Snapshot

Stock Exchange:	OTC BB
Ticker:	SGLA
Current Price (8/25/09):	$0.25
Shares Outstanding:	104.9 M
Market Cap:	$26.2 M
2008 Revenue:	$73.6 M
2008 Net Income:	$4.6 M
Total Shareholder's Equity (6/30/09):	$17.8 M
Fiscal Year End:	December 31
Inside Ownership:	70.0%